SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 26, 2016

ECO SCIENCE SOLUTIONS, INC.
(Exact name of Company as specified in its charter)

Nevada	333-166487	46-4199032
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
1135 Makawao Avenue, Suite 103-188 Makawao, Hawaii 96768-7402
(Address of principal executive offices)
3250 NE 1st Avenue, Suite 305 Miami, Florida 33137
(Former address of principal executive offices)

(800) 379-0226
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. REGULATION FD DISCLOSURE

On February 26, 2016, the Company issued a press release regarding a Share Buy-Back Program.  A copy of the Company’s press release is attached as Exhibit 99.1.

NOTICE OF ERROR CORRECTION AND CLARIFICATION:

The press release as filed on February 26, 2016 contained an error in the business description of Eco Science Solutions Inc.  The business description as filed stated:

About Eco Science Solutions, Inc.
Founded in 2015 with headquarters in Hawaii, Eco Science Solutions, Inc. operates Herbo and develops solutions that empower cannabis enthusiasts in their pursuit and enjoyment of their cannabis lifestyle.

In fact, Eco Science Solutions, Inc. was founded on December 8, 2009, and in January 2016, moved its headquarters to Hawaii.  Additionally, in January of this year, the Company introduced Herbo, which develops solutions that empower cannabis enthusiasts in their pursuit and enjoyment of their cannabis lifestyle.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01 and the press release included as Exhibit 99.1 of Item 9.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. This information shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
99.1	Press Release dated February 26, 2016

FORWARD LOOKING STATEMENTS

Certain statements in this Current Report Form 8-K may contain forward-looking statements that involve numerous risks and uncertainties which may be difficult to predict. The statements contained in this Current Report Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act, including, without limitation, the management of the Company and the Company’s expectations, beliefs, strategies, objectives, plans, intentions and similar matters. All forward-looking statements included in this Current Report Form 8-K are based on information available to the Company on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology.

Forward-looking statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements.

Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. We can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by the Company or any person that the future events, plans, or expectations contemplated by our company will be achieved.

We caution against placing undue reliance on forward-looking statements, which contemplate our current beliefs and are based on information currently available to us as of the date a particular forward-looking statement is made. Any and all such forward-looking statements are as of the date of this Current Report Form 8-K. We undertake no obligation to revise such forward-looking statements to accommodate future events, changes in circumstances, or changes in beliefs, except as required by law. In the event that we do update any forward-looking statements, no inference should be made that we will make additional updates with respect to that particular forward-looking statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements may appear in the Company’s public filings with the SEC, which are available to the public at the SEC’s website at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECO SCIENCE SOLUTIONS, INC.

Date: March 4, 2016	By:	/s/ Jeffery Taylor
Jeffery Taylor
Chief Executive Officer